EXHIBIT 32.1

Panhandle Royalty Company
5400 North Grand Blvd. Suite #210
Oklahoma City, OK 73112

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, H W Peace II, Chief Executive Officer of Panhandle Royalty Company, (the “Issuer”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify in connection with the Issuer’s Quarterly Report on Form 10-Q for the period that ended June 30, 2004 as filed with the Securities and Exchange Commission (the “Report”) that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

/s/ HW Peace II

HW Peace II
President &
Chief Executive Officer

August 10, 2004